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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 24, 2002
                 (Date of earliest event reported: May 23, 2002)



                         WALLACE COMPUTER SERVICES, INC.
             (Exact name of Registrant as Specified in Its Charter)



           Delaware                         1-6528              36-2515832
  (State or Other Jurisdiction           (Commission         (I.R.S. Employer
of Incorporation or Organization)        File Number)     Identification Number)



           2275 Cabot Drive, Lisle, Illinois                        60532
        (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (630) 588-5000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 23, 2002, Wallace Computer Services, Inc. (the "Company"), a Delaware corporation, terminated the engagement of Arthur Andersen LLP ("Andersen") as its independent auditor effective June 16, 2002. The decision to terminate Andersen was recommended by the Company's Audit Committee and approved by its Board of Directors.

         Andersen's report on the financial statements of the Company for each of the fiscal years ended July 31, 2000, and July 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended July 31, 2000, and July 31, 2001, and the interim period between July 31, 2001, and May 23, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended July 31, 2000, and July 31, 2001, and the interim period between July 31, 2001, and May 23, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 24, 2002, stating its agreement with such statements.

         The Company has engaged Deloitte & Touche LLP as its new independent auditor, effective June 16, 2002. During the fiscal years ended July 31, 2000, and July 31, 2001, and the interim period between July 31, 2001, and May 23, 2002, the Company did not consult with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
Number      Description of Exhibit
-------     ----------------------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

99.1        Press release dated May 24, 2002 of Wallace Computer Services, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WALLACE COMPUTER
                                                  SERVICES, INC.


                                                  By: /s/ Vicki L. Avril
                                                      ----------------------
                                                      Vicki L. Avril
                                                      Senior Vice President and
                                                      Chief Financial Officer

Date: May 24, 2002
      ------------



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                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit
-------     ----------------------

*16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

*99.1       Press release dated May 24, 2002 of Wallace Computer Services, Inc.

---------------------
*        Filed herewith.